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EXHIBIT 99

                      OVERHILL FARMS ANNOUNCES RESIGNATION
                          OF LOUIS GIRAUDO AS DIRECTOR


    LOS ANGELES, CA (February 6, 2008) -- Overhill Farms, Inc. (AMEX: OFI) announced today that Louis J. Giraudo resigned from the Company's Board of Directors after the close of business on Monday, February 4, 2008.

    Mr. Giraudo is a co-founder and Senior Managing Partner of GESD Capital Partners, a private equity firm based in San Francisco ("GESD"). Mr. Giraudo's firm and Citicorp Venture Capital ("CVC") have on two occasions together expressed a non-binding interest in acquiring all the shares of the Company, with a proposed price most recently of $4.40 per share.

    The terms of the GESD-CVC letter of interest sent on Friday, February 1, required an exclusive negotiation right, barring all other bidders during the exclusivity period, and acceptance of the terms by February 4, the following Monday. This followed an earlier letter from GESD-CVC, and two letters from another would-be acquirer.

    The Company initially declined to grant the exclusivity requested by GESD-CVC, in order to maintain a competitive environment. It also declined to execute any letter of interest four days prior to the scheduled release of quarterly earnings.

    Mr. Giraudo said he was resigning "as a result of my disagreement with the failure of Company and its Board of Directors to respond appropriately" to his group's most recent letter, and that the Board failed to "timely pursue this opportunity."

    The Company strongly disagrees with this characterization. Appropriate steps taken by the Company and the Board of Directors include:

     o Establishing a Special Committee of disinterested Directors to evaluate this and other indications of interest by would-be acquirers;

     o   Evaluating and responding to two letters of interest from GESD-CVC;

     o Evaluating and responding to two letters of interest from another party;

     o Informing all interested parties on several occasions that the Special Committee would not recommend that the Board consider any transaction before first quarter results were released.

    The Special Committee wanted to ensure that all stockholders had access to the same updated financial information available to Mr. Giraudo as a member of the Board, and that any discussion about a premium to the market price accurately reflected the Company's current financial and operational performance.


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    The Board of Directors believes the actions of the Special Committee have been entirely appropriate and in the best interest of stockholders, and have resulted in significant increases in the value of successive offers.

    The Board also rejects Mr. Giraudo's contention that failing to accept his letter on one business day's notice, four days prior to the scheduled quarterly earnings release, was not a "timely" response to his letter.

    GESD and CVC had requested that their initial communications with the Company be kept confidential, consistent with the Company's plans for the negotiation process. However, because Mr. Giraudo expressed his disagreements in writing, the Company is required to publicly disclose these communications, including the amount of the proposed price, in an 8-K filing with the Securities and Exchange Commission. The Company intends to make that filing today.

    Alexander Rodetis, Jr., Chair of the Special Committee, said that "agreeing to the terms of the GESD-CVC letter would have eliminated competition and would have prevented the marketplace from establishing an appropriate base price for the stock, so stockholders could fairly evaluate any potential premium. The Company did not want to take any actions that could harm the competitive process and make it more difficult for stockholders to evaluate any deal, or that could discourage competitive bids."

    Mr. Rodetis added, "We did not reject the GESD-CVC offer. We simply could not agree to the unacceptably short timeframe. Waiting one week would have had no effect except to allow stockholders to evaluate the bid based on market prices that properly reflect the Company's recent performance."

    Despite his resignation, Mr. Giraudo stated that he remains "hopeful that the Company and its Board of Directors will proceed with the negotiation and pursuit of the possible transaction."

    James Rudis, Chairman and Chief Executive Officer of Overhill Farms, said, "Since December, we have received and diligently explored four indications of interest in the Company, at increasing prices. As was appropriate under the circumstances, Mr. Giraudo had recused himself from discussions related to the offer from his firm and its financial partner. Pursuant to Mr. Giraudo's letter, we look forward to continuing to negotiate with GESD-CVC in an effort to obtain the maximum value for the stockholders of Overhill Farms."

    Overhill Farms is a value-added supplier of custom high quality frozen foods to foodservice, retail and airline customers.

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                  Contacts:




                  JAMES RUDIS, CHAIRMAN, PRESIDENT AND CEO

                  OVERHILL FARMS, INC.

                  323-582-9977






                  ALEXANDER AUERBACH

                  AUERBACH & CO. PUBLIC RELATIONS

                  1-800-871-2583

                  AUERBACH@AAPR.COM



THIS NEWS RELEASE CONTAINS DISCLOSURES THAT ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON CURRENT EXPECTATIONS OR BELIEFS AND INCLUDE, BUT ARE NOT LIMITED TO, STATEMENTS ABOUT THE COMPANY'S OPERATIONS AND FINANCIAL PERFORMANCE AND CONDITION AND STATEMENTS REGARDING EXPECTATIONS OF CONTINUED OR INCREASED SALES, PROFITABILITY, PRODUCTION EFFICIENCIES AND EXPANSIONS, CASH FLOWS AND GROWTH, ABILITY TO OBTAIN FAVORABLE LONG-TERM PURCHASE COMMITMENTS FOR RAW MATERIALS, ABILITY TO SECURE A LONG-TERM RELATIONSHIP AND QUICKLY REACH A MUTUALLY BENEFICIAL ACCOMMODATION WITH A MAJOR NATIONAL-BRAND FOOD COMPANY CUSTOMER, DECREASING AIRLINE SALES, ANTICIPATED AMOUNTS AND TIMING OF GROWTH IN THE COMPANY'S CUSTOMER BASE AND BUSINESS IN THE FOODSERVICE AND RETAIL MARKET SECTORS AND ANTICIPATED COSTS AND TIMING OF COMPLIANCE WITH SARBANES-OXLEY SECTION 404 REPORTING REQUIREMENTS. FOR THIS PURPOSE, STATEMENTS OF HISTORICAL FACT MAY BE DEEMED TO BE FORWARD-LOOKING STATEMENTS. IN ADDITION, FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS IN WHICH THE COMPANY USES WORDS SUCH AS "CONTINUE," "EFFORTS," "EXPECT," "BELIEVE," "ANTICIPATE," "CONFIDENT," "INTEND," "STRATEGY," "PLAN," "WILL," "ESTIMATE," "PROJECT," "GOAL," "TARGET," "PROSPECTS," "OPTIMISTIC" OR SIMILAR EXPRESSIONS. THESE STATEMENTS BY THEIR NATURE INVOLVE RISKS AND UNCERTAINTIES, AND ACTUAL RESULTS MAY DIFFER MATERIALLY DEPENDING ON A VARIETY OF IMPORTANT FACTORS, INCLUDING, AMONG OTHERS: THE COMPANY'S ABILITY TO MEET ITS CUSTOMERS' PRODUCTION EXPECTATIONS; THE COMPANY'S ABILITY TO ACHIEVE PRODUCTION EFFICIENCIES; THE COMPANY'S ABILITY TO MEET ITS OBLIGATIONS UNDER ITS FINANCING ARRANGEMENTS; THE IMPACT OF COMPETITIVE PRODUCTS AND PRICING; MARKET CONDITIONS, WEATHER PATTERNS AND THE LEVEL AND AVAILABILITY OF LONG-TERM PURCHASE COMMITMENTS THAT MAY AFFECT THE COST OF RAW MATERIALS AS WELL AS THE MARKET FOR THE COMPANY'S PRODUCTS; CHANGES IN THE COMPANY'S BUSINESS ENVIRONMENT, INCLUDING ACTIONS OF COMPETITORS AND CHANGES IN CUSTOMER PREFERENCES; CUSTOMERS' ABILITY AND WILLINGNESS TO PAY FOR PRODUCTS AND MEET THEIR OWN CONTRACTUAL OBLIGATIONS UNDER THEIR AGREEMENTS WITH THE COMPANY; CUSTOMERS' DECISIONS REGARDING THE TIMING AND VOLUME OF SHIFTS IN PRODUCTION VOLUME TO OTHER VENDORS; ACTS OF TERRORISM OR ACTS OF WAR; CHANGES IN GOVERNMENTAL LAWS AND REGULATIONS, INCLUDING INCOME TAXES; THE COMPANY'S ABILITY TO TIMELY AND EFFECTIVELY ESTABLISH, DEMONSTRATE AND MAINTAIN COMPLIANCE WITH SARBANES-OXLEY SECTION 404 REPORTING AND INTERNAL CONTROL REQUIREMENTS; MARKET AND CUSTOMER DEMAND FOR NEW AND EXISTING PRODUCTS; AND OTHER FACTORS AS MAY BE DISCUSSED IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED SEPTEMBER 30, 2007, QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED DECEMBER 30, 2007 AND OTHER REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.



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